LOAN MODIFICATION AGREEMENT

THIS LOAN MODIFICATION AGREEMENT (“Amendment”) is dated effective as of July 2, 2014 by and among HARTMAN PARKWAY, LLC, a Texas limited liability company (“Hartman Parkway”), HARTMAN SHORT TERM INCOME PROPERTIES XX, INC., a Maryland corporation (“XX” and, collectively with Hartman Parkway, the “Prior Borrowers”), and HARTMAN GULF PLAZA, LLC, a Texas limited liability company (“Gulf Plaza” and, collectively with the Prior Borrowers, the “Borrowers”); and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, the “Bank”).

RECITALS

A.

Bank previously made a revolving loan (the “Loan”) in the principal sum of the lesser of the Borrowing Limit and $30,000,000 evidenced, governed and secured by, inter alia, that certain Loan Agreement made and entered into as of May 10, 2012 by Bank, XX, Hartman Richardson Heights Properties, LLC, a Texas limited liability company (“Richardson”) and Hartman Cooper Street Plaza, LLC, a Texas limited liability company (“Cooper”), as amended by (i) that certain Loan Modification Agreement dated October 16, 2012 by and among Bank, XX, Richardson, Cooper and Hartman Bent Tree Green, LLC, a Texas limited liability company (“Hartman Bent Tree”) pursuant to the terms of which, among other things, Hartman Bent Tree joined the Loan Documents as a “Borrower”, (ii) that certain Loan Modification Agreement dated March 15, 2013 by and among Bank, XX, Richardson, Cooper, Hartman Bent Tree and Hartman Parkway pursuant to the terms of which, among other things, Hartman Parkway joined the Loan Documents as a “Borrower”, (iii) that certain letter agreement dated September 30, 2013 regarding capital expenditures, and (iv) that certain Loan Modification Agreement dated June 13, 2014 by and among Bank, XX, Richardson, Cooper, Hartman Bent Tree and Hartman Parkway pursuant to the terms of which, among other things, Richardson, Cooper and Hartman Bent Tree were released from their obligations under the Loan Documents (the “Loan Agreement”).

B.

Each of the Prior Borrowers has requested that Bank (i) increase the amount of the Borrowing Base from $0.00 to $7,000,000; (ii) add Gulf Plaza as a “Borrower” under the Loan, the Loan Agreement and the other Loan Documents; and (iii) add the Gulf Plaza Property to the Borrowing Base Properties.  Bank is willing to so modify the Loan Documents, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
Recitals and Definitions

Section 1.01.  Recitals.  The foregoing recitals are hereby incorporated into and made a part of this Amendment for all purposes.

Section 1.02.  Definitions.  Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the same meaning as in the Loan Agreement.  Definitions contained in the Loan Agreement, as amended hereby, and in the other Loan Documents which identify agreements, instruments or documents shall be deemed to include all amendments and supplements to such agreements, instruments and documents and, without any obligation on the part of Bank to enter into any future

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amendments, modifications or supplements, all future amendments, modifications, and supplements thereto entered into from time to time.

ARTICLE II
Amendments

Section 2.01.  Amendments to Loan Agreement.

(a)

Section 1.1 of the Loan Agreement is hereby amended by adding the following definitions in their appropriate alphabetical order:

“ʻGulf Plaza’ means Hartman Gulf Plaza, LLC, a Texas limited liability company.”

“ʻGulf Plaza Deed of Trust’ means that certain Deed of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents dated effective as of July 2, 2014 covering the Gulf Plaza Property to secure payment and performance of the Indebtedness and Obligation, as such may be amended from time to time.”

“ʻGulf Plaza Land’ means the Land as defined in the Gulf Plaza Deed of Trust.”

“ʻGulf Plaza Property’ means the Mortgaged Property as defined in the Gulf Plaza Deed of Trust.”

“ʻJuly 2014 Loan Modification Agreement’ means that certain Loan Modification Agreement dated effective as of July 2, 2014 by and among XX, Hartman Parkway, Gulf Plaza and Bank.”

(b)

Section 1.1 of the Loan Agreement is hereby amended by amending and restating the following definitions in their entirety:

“ʻBorrowing Base’ means the amount most recently determined and designated by the Bank as the Borrowing Base in accordance with Section 2.13 hereof, as such Borrowing Base is reduced or increased in accordance with Section 2.13 hereof.  The Borrowing Base under Section 2.13 is, subject to the completion by the Borrowers satisfactory to Bank of all of the conditions precedent under the July 2014 Loan Modification Agreement, deemed to be, as of the date of the July 2014 Loan Modification Agreement, $7,000,000.”

“ʻBorrowing Base Properties’ means the real property and improvements identified on Exhibit A to the July 2014 Loan Modification Agreement provided such real property and improvements are secured by a first and prior deed of trust liens encumbering such real property and improvements satisfactory to Bank.”

“ʻDeed of Trust’ means one or more Deeds of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents covering the Property to secure payment and performance of the Indebtedness and Obligation, as such may be amended from time to time, including without limitation the Gulf Plaza Deed of Trust.”

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“ʻLand’ means the parcels of real property described in Exhibit B attached to the July 2014 Loan Modification Agreement.”

(c)

Article Four of the Loan Agreement is hereby amended by inserting the following Section 4.20:

4.20

Gulf Plaza Taxes.

(a)

Property taxes on a portion of the Gulf Plaza Land (the “Additional Tax Portion”) are assessed, rather than on the basis of the Gulf Plaza Land, on the basis of a parcel of land and improvements adjacent to the Gulf Plaza Land (the “Adjacent Parcel”).  Until the Lender has notified the Borrowers that the Additional Tax Portion of the Gulf Plaza Land is taxed by property tax authorities solely on the basis of the Gulf Plaza Land in a manner reasonably satisfactory to Lender (the “Gulf Plaza Tax Escrow Termination Date”), Borrowers shall:

(i)

maintain or cause to be maintained with Lender in a separate account cash in an amount equal to or in excess of the property tax liability for the Adjacent Parcel (the “Gulf Plaza Tax Escrow”);

(ii)

within ten (10) days after the last day of each calendar quarter, deliver to Lender (A) a report in form and substance reasonably satisfactory to Lender certified by the chief financial officer of Gulf Plaza specifying the then-current amount of the property tax liability for the Adjacent Parcel (the “Current Tax Liability”) and (B) if the Current Tax Liability exceeds the Gulf Plaza Tax Escrow, such amount as is necessary to cause the Gulf Plaza Tax Escrow to equal or exceed the Current Tax Liability.

(b)

If, following five (5) days of the earlier of notice from Lender or any Borrower’s knowledge thereof, the amount of the Gulf Plaza Tax Escrow is less than the Current Tax Liability, it shall be an Event of Default under the Loan Agreement and the other Loan Documents.

(c)

Each of the Borrowers hereby assigns, transfers, and conveys to Lender all of such Borrower’s right, title and interest in and to the Gulf Plaza Tax Escrow, any and all accounts related thereto (together with any and all replacement accounts or substitutions), and all funds now or hereafter on deposit in connection with the Gulf Plaza Tax Escrow, including all cash, cash equivalents and deposits, certificates of deposit, securities, substitutions, additions, and proceeds thereof, and interest and earnings thereon (hereinafter collectively called the “Gulf Plaza Tax Escrow Collateral”).  Each of the Borrowers hereby grants to Lender a security interest in the Gulf Plaza Tax Escrow Collateral and, upon the occurrence of a Default or Event of Default under the Loan Agreement or any other Loan Document, or the failure of the Borrowers to strictly comply with the terms of this Section 4.20, Lender shall be

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entitled to withdraw and apply the Gulf Plaza Tax Escrow Collateral toward the Indebtedness or the Current Tax Liability at the option of Lender.  Each of the Borrowers acknowledges the Borrowers shall not be permitted to withdraw or otherwise use any Gulf Plaza Tax Escrow Collateral until the Gulf Plaza Tax Escrow Termination Date.

(d)

Each of the Borrowers hereby warrants to Lender that the Borrowers own the Gulf Plaza Tax Escrow Collateral free and clear of all Liens, and that the Borrowers have the unencumbered right to assign and transfer the Gulf Plaza Tax Escrow Collateral to Lender.

(e)

Each of the Borrowers agrees to execute any and all assignments or other forms necessary to further assign the Gulf Plaza Tax Escrow Collateral to Lender as Lender may reasonably request from time to time.  Each of the Borrowers acknowledges and agrees that it shall have no access or right to the Gulf Plaza Tax Escrow Collateral, and, furthermore, that the Gulf Plaza Tax Escrow Collateral is for the benefit of Lender and shall be under the sole dominion and control of Lender; provided, however, if no Default or Event of Default has occurred, upon the occurrence of the Gulf Plaza Tax Escrow Termination Date, Lender will withdraw and deliver to Borrowers (in accordance with wiring instructions delivered by Borrowers) funds of the Gulf Plaza Tax Escrow Collateral maintained with Lender.

(f)

Each of the Borrowers hereby appoints Lender as Borrower’s true and lawful attorney-in-fact, to execute all documents and instruments and take all actions, in the name of the Borrowers (or any of them) or otherwise, as Lender shall reasonably deem necessary or expedient, to cause the Gulf Plaza Tax Escrow Collateral to be received by, maintained with, made available to and utilized by Lender for the purposes of applying the same as specified herein.  The power of attorney contained herein is irrevocable and is coupled with an interest.

(g)

Each of the Borrowers agrees upon demand to pay, or reimburse Lender for all of Lender’s out-of-pocket costs and expenses of every type and nature (including, without limitation, the reasonable fees, expenses and disbursements of legal counsel) incurred by Lender in connection with the administration of the Gulf Plaza Tax Escrow and the matters contemplated hereunder, including consultation with attorneys in connection therewith and with respect to Lender’s rights and responsibilities, and exercise of Lender’s remedies in connection therewith.  Each of the Borrowers expressly authorizes Lender to use Gulf Plaza Tax Escrow Collateral for such purpose.

(h)

Each of the Borrowers shall pay, indemnify, defend, and hold Lender (together with its Affiliates, officers, directors, employees, agents, attorneys and attorneys-in-fact; each, an “Indemnified Person”) harmless (to the fullest extent permitted by applicable law) from and against any and all claims, demands, suits, actions, investigations, proceedings, and damages, and all reasonable attorneys’ fees and disbursements and other costs and expenses actually incurred in

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connection therewith (as and when they are incurred and irrespective of whether suit is brought), at any time asserted against, imposed upon, or incurred by any of them (a) in connection with or as a result of or related to the Gulf Plaza Tax Escrow, the Gulf Plaza Tax Escrow Collateral, or any transaction related thereto, and (b) with respect to any investigation, litigation, or proceeding related to the Gulf Plaza Tax Escrow or Gulf Plaza Tax Escrow Collateral (irrespective of whether any Indemnified Person is a party thereto), or any act, omission, event, or circumstance in any manner related thereto.  This provision shall survive the termination of the Loan Agreement and the repayment of the Indebtedness.

Section 2.02.  Amendment to Environmental Indemnity Agreement.  Recital A to that certain Environmental Indemnity Agreement dated effective as of May 10, 2012 executed by the Original Borrowers and Bank (as later joined by Hartman Bent Tree and Hartman Parkway) is hereby amended and restated to read in its entirety as follows:

“A.

Lender made a (‘Loan’) to Indemnitor under and pursuant to the terms and provisions of that certain Loan Agreement between Lender and Borrower dated effective as of May 10, 2012 (as amended from time to time, the ‘Loan Agreement’) and evidenced by that certain Promissory Note (as amended from time to time, the ‘Note’) executed by Indemnitor and payable to the order of Lender in the original principal amount of THIRTY MILLION AND NO/100 DOLLARS ($30,000,000.00), secured by, among other things, one or more Deeds of Trust, Security Agreement, Financing Statement and Absolute Assignment of Rents (collectively, the ‘Deed of Trust’) which Indemnitor (or one of them) has executed and delivered or from time to time executes and delivers to John Hudgens, as Trustee (‘Trustee’), for the benefit of Lender, covering certain real property (‘Land’) described in Exhibit B attached to the July 2014 Loan Modification Agreement (as defined in the Loan Agreement), together with the Improvements located thereon and certain Personalty described in the Deed of Trust (the Land, together with said Improvements, Personalty and other property described in the Deed of Trust being referred to herein as the ‘Mortgaged Property’) (the Note, the Deed of Trust, the Loan Agreement, this Agreement and all other documents or instruments evidencing, securing or pertaining to the Loan, as may be amended from time to time, shall be collectively referred to as the ‘Loan Documents’); and”

ARTICLE III

Conditions

Section 3.01.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent, in form and substance satisfactory to Bank, unless specifically waived in writing by Bank:

(a)

Bank shall have received this Amendment originally executed and delivered by Borrowers;

(b)

Bank shall have received an Amended and Restated Note originally executed and delivered by Borrowers;

(c)

Bank shall have received the Gulf Plaza Deed of Trust executed by Gulf Plaza;

(d)

Bank shall have received an Assignment of Rents executed by Gulf Plaza;

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(e)

Bank shall have received an authority certificate executed by an officer of Borrowers;

(f)

Bank shall have received each of the following with respect to the property described in the Gulf Plaza Deed of Trust:

(i)

copy of the existing owner’s policy;

(ii)

mortgagee title policy for the Gulf Plaza Property from a title company satisfactory to Bank;

(iii)

tax certificate;

(iv)

survey;

(v)

evidence of property and liability insurance;

(vi)

flood certificate;

(vii)

Phase I environmental report;

(viii)

property condition report;

(ix)

certificate of occupancy;

(x)

rent roll;

(xi)

copies of lease agreements;

(xii)

subject to the Agreement Regarding Post Closing Items dated of even date herewith, tenant estoppels executed by the tenants;

(xiii)

subject to the Agreement Regarding Post Closing Items dated of even date herewith, subordination, non-disturbance and attornment agreements executed by the tenants; and

(xiv)

an appraisal of the Gulf Plaza Property indicating an appraised value satisfactory to Bank in all respects;

(g)

Borrowers shall have opened a bank account with Lender in connection with the Gulf Plaza Tax Escrow and deposited therein not less than $39,013.55;

(h)

Bank shall have received from Borrowers such UCC lien searches as Bank may require;

(i)

The representations and warranties contained herein, in the Loan Agreement, as amended hereby, and in each other Loan Document, as amended of even date herewith, shall be true and correct as of the date hereof, as if made on the date hereof;

(j)

No Default or Event of Default shall have occurred and be continuing;

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(k)

All corporate and limited liability company proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Bank;

(l)

Bank shall have received from Borrowers a modification fee in the amount of $70,000.00;

(m)

Bank shall have received from Borrowers payment of all expenses incurred by Bank to date, including attorneys’ fees and costs; and

(n)

Bank shall have received such other documents, instruments or certificates as Bank and its counsel may reasonably require, including such documents as Bank in its sole discretion deems necessary or appropriate to effectuate the terms and conditions of this Amendment and the Loan Documents.

ARTICLE IV
Ratifications, Representations and Warranties

Section 4.01.  Ratifications.  The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect.  The Loan Agreement, as amended, and the other Loan Documents, as amended, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

Section 4.02.  Representations and Warranties.  Each of the Borrowers hereby represents and warrants to Bank as follows:

(a)

the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrowers and do not and will not conflict with or violate any provision of any applicable law, the organizational documents of, or any agreement, document, judgment, license, order or permit applicable to or binding upon any of the Borrowers, or the Collateral; and no consent, approval, authorization or order of and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Amendment or to consummate the transactions contemplated hereby;

(b)

the representations and warranties contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

(c)

Each of the Borrowers is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended;

(d)

Each of the Borrowers acknowledges and agrees that Bank is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended, and in each of the other Loan Documents, as amended;

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Section 4.03.  Modification.  Each of the Borrowers acknowledges and agrees that (a) this Amendment shall not constitute a novation or otherwise extinguish the Indebtedness and Obligations evidenced by the Loan Agreement, as amended, or the other Loan Documents, as amended; (b) the Indebtedness shall be paid in accordance with the terms and conditions of the Loan Agreement, as amended, and the other Loan Documents, as amended; and (c) Borrowers have no right of offset, defense, or counterclaim to the payment and performance of the Indebtedness and Obligations under the Loan Agreement, as amended, or any other Loan Document, as amended.  Each of the Borrowers hereby acknowledges, ratifies, reaffirms, grants, and re-grants to Bank a first priority, perfected lien and security interest in the Collateral to secure the payment and performance of the Indebtedness and Obligations, which security interest is and shall remain in full force and effect and binding on Borrowers, and each Borrower acknowledges and agrees that the liens and security interests of each Deed of Trust are valid and subsisting liens and security interests and are superior to all other liens and security interests.  Nothing herein contained shall affect or impair the validity or priority of the liens and security interests under each Deed of Trust and the other Loan Documents.  Bank has made no commitment, either express or implied, to extend the Maturity Date, or to provide Borrowers with any financing, beyond the Maturity Date, it being expressly acknowledged and agreed to by Borrowers that the Indebtedness shall be due and payable in full on the Maturity Date.

Section 4.04.  Joinder of Gulf Plaza.  Gulf Plaza hereby makes each representation and warranty set forth in Article Three of the Loan Agreement to the same extent as each other Borrower, and hereby agrees, as of the date first above written, (a) to be bound as a Borrower by all of the terms and provisions of the Loan Agreement and the other Loan Documents to the same extent of each of the other Borrowers and (b) to comply with and be subject to all of the terms, conditions, covenants, agreements and obligations set forth in the Loan Agreement and the other Loan Documents.  Gulf Plaza further agrees, as of the date first above written that each reference in the Loan Agreement to a “Borrower” shall also mean and be a reference to Gulf Plaza.

ARTICLE V
Miscellaneous

Section 5.01.  Survival of Representations and Warranties.  All representations and warranties made in this Amendment, the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

Section 5.02.  Reference to Loan Agreement and the Other Loan Documents.  Each of the Loan Documents, including the Loan Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement and the other Loan Documents, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Loan Agreement or any other Loan Document shall mean a reference to the Loan Agreement and the other Loan Documents as amended hereby or of even date herewith, and as may be further amended from time to time.

Section 5.03.  Expenses of Bank.  As provided in the Loan Agreement, Borrowers agree to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements hereto, including, without limitation, the reasonable costs and fees of Bank’s legal counsel, and all reasonable costs and expenses incurred by Bank

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in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Document.

Section 5.04.  RELEASE.  EACH OF THE BORROWERS HEREBY ACKNOWLEDGES THAT IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF ITS LIABILITY TO PAY AND PERFORM THE INDEBTEDNESS AND OBLIGATIONS UNDER THE LOAN DOCUMENTS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE BANK.  EACH OF THE BORROWERS HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES THE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, ATTORNEYS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “RELEASED PARTIES”), FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH ANY OF THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST THE RELEASED PARTIES (OR ANY OF THEM), IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT, AS AMENDED, OR OTHER LOAN DOCUMENTS, AS AMENDED, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.  WITHOUT LIMITING ANY PROVISION OF THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, IT IS THE EXPRESS INTENTION OF THE PARTIES HERETO THAT THE RELEASED CLAIMS INCLUDE ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER (INCLUDING ATTORNEYS’ FEES) ARISING OUT OF OR RESULTING FROM THE SOLE CONTRIBUTORY OR ORDINARY NEGLIGENCE OF THE RELEASED PARTIES (OR ANY ONE OF THEM).

Section 5.05.  Severability.  Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable in such jurisdiction.

Section 5.06.  APPLICABLE LAW.  THIS AMENDMENT AND, EXCEPT AS OTHERWISE SET FORTH THEREIN, THE OTHER LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE; PROVIDED THAT THE BANK SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

Section 5.07.  Successors and Assigns.  This Amendment is binding upon and shall inure to the benefit of the Bank, the Borrowers, and their respective successors and assigns, except the Borrowers may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

Section 5.08.  Counterparts; Facsimiles.  This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of this

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Amendment by facsimile or portable document format (pdf) shall be equally as effective as delivery of an executed original counterpart and shall constitute a covenant to deliver an executed original counterpart, but the failure to do so shall not affect the validity, enforceability and binding effect of this Amendment.

Section 5.09.  Further Assurances.  Borrowers shall execute and deliver, or cause to be executed and delivered, to the Bank such documents and agreements, and shall take or cause to be taken such actions as the Bank may, from time to time, reasonably request to carry out the terms of this Amendment and the other Loan Documents.

Section 5.10.  Headings.  The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

Section 5.11.  ENTIRE AGREEMENT.  THIS AMENDMENT, THE LOAN AGREEMENT, THE NOTE, AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED, REPRESENT THE ENTIRE AGREEMENT AMONG THE PARTIES RELATED TO THE SUBJECT MATTER HEREOF AND THEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

Section 5.12.  Amendment as a Loan Document.  This Amendment constitutes a Loan Document and any failure of the Borrowers to comply with the terms and conditions of this Amendment shall result in an Event of Default under the Loan Agreement.

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IN WITNESS WHEREOF, the parties have executed this Amendment to be effective as of the date first written above.

BANK:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:

Deborah T. Purvin, SVP Corporate Banking

LOAN MODIFICATION AGREEMENT – SIGNATURE PAGE

BORROWERS:

HARTMAN SHORT TERM INCOME PROPERTIES XX, INC.,

a Maryland corporation

By:

Allen R. Hartman, President

HARTMAN PARKWAY, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

HARTMAN GULF PLAZA, LLC,

a Texas limited liability company

By:

Allen R. Hartman, President

LOAN MODIFICATION AGREEMENT – SIGNATURE PAGE

EXHIBIT A

BORROWING BASE PROPERTIES

Borrowing Base Properties.  As of the date of the July 2014 Loan Modification Agreement, the Borrowing Base Properties are as follows:

Parkway Plaza I and II – (14110 – 14114 North Dallas Parkway, Dallas, Texas 75254)

Gulf Plaza – (16010 Barkers Point, Houston, Texas 77079)

LOAN MODIFICATION AGREEMENT – EXHIBIT A

EXHIBIT B

LAND

[see attached]